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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 5, 1999


                              -------------------


                               BMC SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                               0-17136                             74-21226120
  (State or other jurisdiction              (Commission File Number)         (I.R.S. Employer  Identification No.)
of incorporation or organization)



  2101 CITY WEST BOULEVARD
  HOUSTON, TEXAS                                                                        77042-2827
(Address of principal executive offices)                                                (Zip code)

      Registrant's telephone number, including area code: (713) 918-8800


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Item 5.  Other Events.

         On January 5, 1999, BMC Software, Inc., a Delaware corporation ("BMC"), issued a press release addressing further developments in the ongoing litigation among Platinum technology, inc. ("Platinum"), Boole & Babbage, Inc. and BMC, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Based on Platinum's press release issued on January 5, 1999, BMC understands that Platinum is now seeking damages of at least $30 million from Boole & Babbage for breach of contract and that Platinum has dropped all claims against BMC.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1    Press Release of BMC Software, Inc. dated January 5, 1999.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BMC SOFTWARE, INC.



Date: January 8, 1999           By:    /s/ M. Brinkley Morse
                                   ---------------------------------------------
                                        Name:   M. Brinkley Morse
                                        Title:  Senior Vice President





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                                 EXHIBIT INDEX

Exhibit
 Number                           Description
 ------                           -----------

  99.1         Press Release of BMC Software, Inc. dated January 5, 1999.